                       SECURITIES AND EXCHANGE COMMISSION
                             Washington , D.C. 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report:                                                  August 30, 2002
                ----------------------------------------------------------------

Date of earliest event reported:                                 August 30, 2002
                                 -----------------------------------------------


                             SAMUELS JEWELERS, INC.
             (Exact Name of Registrant as Specified in its Charter)

            DELAWARE                           0-15017                          95-3746316
(State or other jurisdiction of        (Commission File Number)      (IRS Employer Identification No.)
 incorporation or organization)


                        2914 MONTOPOLIS DRIVE, SUITE 200
                               AUSTIN, TEXAS 78741
              (Address of principal executive offices and zip code)

Registrant's telephone number, including area code:  (512) 369-1400

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

         The following exhibits are furnished under Item 9 of this Current Report on Form 8-K solely for purposes of compliance with 18 U.S.C. Section 1350 (as adopted by Section 906 of the Sarbanes-Oxley Act of 2002) and for no other purpose:

         Exhibit No.       Description
         -----------       -----------
             99.1          Certification dated August 30, 2002 by the chief
                             executive officer of Samuels Jewelers, Inc. (the
                             "Company") pursuant to 18 U.S.C. Section 1350 (as
                             adopted by Section 906 of the Sarbanes-Oxley Act of
                             2002) with respect to the Company's Annual Report on
                             Form 10-K for the year ended June 1, 2002.

             99.2          Certification dated August 30, 2002 by the chief
                             financial officer of the Company pursuant to 18
                             U.S.C. Section 1350 (as adopted by Section 906 of the
                             Sarbanes-Oxley Act of 2002) with respect to the Company's Annual Report on Form 10-K for the year ended June 1, 2002.

Item 9. Regulation FD Disclosure.

         On August 30, 2002, the chief executive officer and chief financial officer of the Company each submitted to the Securities and Exchange Commission the written certification required by 18 U.S.C. Section 1350 (as adopted by Section 906 of the Sarbanes-Oxley Act of 2002) with respect to the Company's Annual Report on Form 10-K for the year ended June 1, 2002. Copies of these submissions are furnished as Exhibits 99.1 and 99.2 hereto solely for purposes of compliance with 18 U.S.C. Section 1350 (as adopted by Section 906 of the Sarbanes-Oxley Act of 2002) and for no other purpose.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SAMUELS JEWELERS, INC.



                                        By: /s/  Robert J. Herman
                                            -----------------------------------
                                            Robert J. Herman
                                            Vice President--Finance and
                                              Assistant Secretary

                                        Date:  August 30, 2002

                                  EXHIBIT INDEX

         Exhibit No.       Description
         -----------       -----------
             99.1          Certification dated August 30, 2002 by the chief
                           executive officer of Samuels Jewelers, Inc. (the
                           "Company") pursuant to 18 U.S.C. Section 1350 (as
                           adopted by Section 906 of the Sarbanes-Oxley Act of
                           2002) with respect to the Company's Annual Report on
                           Form 10-K for the year ended June 1, 2002.

             99.2 Certification dated August 30, 2002 by the chief financial officer of the Company pursuant to 18
                           U.S.C. Section 1350 (as adopted by Section 906 of the
                           Sarbanes-Oxley Act of 2002) with respect to the Company's Annual Report on Form 10-K for the year ended June 1, 2002.